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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) DECEMBER 22, 2005


                               ISPAT INLAND INC.

             (exact name of registrant as specified in its charter)

                                    DELAWARE

                 (state or other jurisdiction of incorporation)

         1-2438                                          36-1262880

(Commission File Number)                    (I.R.S. Employer Identification No.)


                              3210 WATLING STREET

                          EAST CHICAGO, INDIANA 46312

          (address of principal executive offices, including zip code)


                                 (219) 399-1200

              (registrant's telephone number, including area code)


                                 NOT APPLICABLE

         (former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events


On December 22, 2005, Mittal Steel Company N.V. announced that its wholly owned U.S. operating subsidiaries, Mittal Steel USA ISG Inc. and Ispat Inland Inc., will merge. A copy of the related press release, dated December 22, 2005, is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.


ITEM 9.01      Financial Statements and Exhibits.


(c) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:


Exhibit No.         Description of Exhibit

99                  Press release issued by Mittal Steel Company N.V.., dated
                    December 22, 2005.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ISPAT INLAND INC.


Dated: December 26, 2005           /s/ Michael G. Rippey
                                   -------------------------
                                   By:  Michael G. Rippey

                                   Executive Vice President -

                                   Commercial and Chief Financial

                                   Officer and Director